SUBSCRIPTION AGREEMENT
This Subscription Agreement (this “Agreement”) is being delivered to the purchaser identified on the signature page to this Agreement (the “Subscriber”) in connection with its investment in American CareSource Holdings, Inc., a Delaware corporation (the “Company”). The Company is conducting a private placement of up to $2,000,000 in value of shares (the “Shares” or the “Securities”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”) at a purchase price of $2.00 per Share (the “Offering”).
IMPORTANT INVESTOR NOTICES
NO OFFERING LITERATURE OR ADVERTISEMENT IN ANY FORM MAY BE RELIED UPON IN THE OFFERING OF THESE SECURITIES EXCEPT FOR THIS SUBSCRIPTION AGREEMENT IF ANY AND ANY SUPPLEMENTS HERETO (THE “AGREEMENT”), AND NO PERSON HAS BEEN AUTHORIZED TO MAKE ANY REPRESENTATIONS EXCEPT THOSE CONTAINED HEREIN. THIS AGREEMENT DOES NOT PURPORT TO BE ALL-INCLUSIVE OR TO CONTAIN ALL OF THE INFORMATION THAT YOU MAY DESIRE IN EVALUATING THE COMPANY, OR AN INVESTMENT IN THE OFFERING. THIS SUBSCRIPTION AGREEMENT DOES NOT CONTAIN ALL OF THE INFORMATION THAT WOULD NORMALLY APPEAR IN A PROSPECTUS FOR AN OFFERING REGISTERED UNDER THE SECURITIES ACT.  YOU MUST CONDUCT AND RELY ON YOUR OWN EVALUATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED, IN DECIDING WHETHER TO INVEST IN THE OFFERING.
THIS SUBSCRIPTION AGREEMENT IS CONFIDENTIAL AND THE CONTENTS HEREOF MAY NOT BE REPRODUCED, DISTRIBUTED OR DIVULGED BY OR TO ANY PERSONS OTHER THAN THE RECIPIENT OR ITS REPRESENTATIVE, ACCOUNTANT OR LEGAL COUNSEL, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY.  EACH PERSON WHO ACCEPTS DELIVERY OF THIS AGREEMENT, ACKNOWLEDGES AND AGREES TO THE FOREGOING RESTRICTIONS.
THIS SUBSCRIPTION AGREEMENT DOES NOT CONSTITUTE AN OFFER OR SOLICITATION OF AN OFFER TO ANY PERSON OR IN ANY JURISDICTION WHERE SUCH OFFER OR SOLICITATION IS UNLAWFUL OR NOT AUTHORIZED.  EACH PERSON WHO ACCEPTS DELIVERY OF THIS SUBSCRIPTION AGREEMENT AGREES TO RETURN IT AND ALL RELATED DOCUMENTS IF SUCH PERSON DOES NOT PURCHASE ANY OF THE SECURITIES DESCRIBED HEREIN.

NEITHER THE DELIVERY OF THIS SUBSCRIPTION AGREEMENT AT ANY TIME NOR ANY SALE OF SECURITIES HEREUNDER SHALL IMPLY THAT INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE.  THE COMPANY WILL EXTEND TO EACH PROSPECTIVE INVESTOR (AND TO ITS REPRESENTATIVE, ACCOUNTANT OR LEGAL COUNSEL, IF ANY) THE OPPORTUNITY, PRIOR TO ITS PURCHASE OF SHARES OF COMMON STOCK, TO ASK QUESTIONS OF AND RECEIVE ANSWERS FROM THE COMPANY CONCERNING THE OFFERING AND TO OBTAIN ADDITIONAL INFORMATION, TO THE EXTENT THE COMPANY POSSESSES THE SAME OR CAN ACQUIRE IT WITHOUT UNREASONABLE EFFORT OR EXPENSE, IN ORDER TO VERIFY THE ACCURACY OF THE INFORMATION SET FORTH HEREIN.  ALL SUCH ADDITIONAL INFORMATION SHALL ONLY BE PROVIDED IN WRITING AND IDENTIFIED AS SUCH BY THE COMPANY THROUGH ITS DULY AUTHORIZED OFFICERS AND/OR DIRECTORS ALONE; NO ORAL INFORMATION OR INFORMATION PROVIDED BY ANY BROKER OR THIRD PARTY MAY BE RELIED UPON.
THE COMPANY RESERVES THE RIGHT, IN ITS SOLE DISCRETION, TO REJECT ANY SUBSCRIPTION, IN WHOLE OR IN PART, FOR ANY REASON OR FOR NO REASON. THE COMPANY IS NOT OBLIGATED TO NOTIFY RECIPIENTS OF THIS SUBSCRIPTION AGREEMENT WHETHER ALL OF THE SHARES OF COMMON STOCK OFFERED HEREBY HAVE BEEN SOLD.

1.	SUBSCRIPTION AND PURCHASE PRICE
(a)    Subscription.  Subject to the conditions set forth in Section 2 hereof, the Subscriber hereby subscribes for and agrees to purchase the number of Shares indicated on Annex I hereof on the terms and conditions described herein.
(b)    Purchase of Shares.  The Subscriber understands and acknowledges that the purchase price to be remitted to the Company in exchange for the Shares shall be set at $2.00 per Share, for an aggregate purchase price as set forth on Annex I hereof (the “Aggregate Purchase Price”). The Subscriber’s delivery of this Agreement to the Company shall be accompanied by payment for the Shares subscribed for hereunder, payable in United States Dollars, by wire transfer of immediately available funds delivered contemporaneously with the Subscriber’s delivery of this Agreement to the Company in accordance with the wire instructions provided on Annex II. The Subscriber understands and agrees that, subject to Section 2 and applicable laws, by executing this Agreement, it is entering into a binding agreement.

2.	ACCEPTANCE, OFFERING TERM AND CLOSING PROCEDURES
(a)    Acceptance or Rejection. Subject to full, faithful and punctual performance and discharge by the Company of all of its duties, obligations and responsibilities as set forth in this Agreement, the Subscriber shall be legally bound to purchase the Shares pursuant to the terms and conditions set forth in this Agreement.   The Subscriber understands and agrees that the Company reserves the right to reject this subscription for Shares, in whole or part, in any order at any time prior to the Closing for any reason, notwithstanding the Subscriber’s prior receipt of notice of acceptance of the Subscriber’s subscription.  In the event the Closing does not take place because of the rejection of subscription for Shares by the Company, (i) this Agreement shall thereafter be terminated and have no force or effect and (ii) any amounts paid by the Subscriber to the Company pursuant to Section 1 shall be returned to the Subscriber in accordance with the wire instructions set forth on Annex II.
(b)    Closing.  Each closing of the purchase and sale of the Shares hereunder (the “Closing”) shall take place at the offices of Kramer Levin Naftalis & Frankel, LLP, 1177 Avenue of the Americas, New York, NY 10036 or such other place as determined by the Company and may take place in one of more closings.  Closings shall take place on a Business Day promptly following the satisfaction of the conditions set forth in Section 6 below, as determined by the Company (the “Closing Date”). “Business Day” shall mean from the hours of 9:00 a.m. (Eastern Time) through 5:00 p.m. (Eastern Time) of a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required to be closed. The Shares purchased by the Subscriber will be delivered by the Company promptly following the Final Closing Date (as defined in below) of the Offering.  The initial closing of the Offering shall be referred to as the “Initial Closing” and such date of the Initial Closing shall be referred to as the “Initial Closing Date”.  The last Closing of the Offering shall be referred to as the “Final Closing” and such date of the Final Closing, shall be referred to as the “Final Closing Date”. The Final Closing Date shall occur no later than May 2, 2014.

3.	THE SUBSCRIBER’S REPRESENTATIONS, WARRANTIES AND COVENANTS
The Subscriber hereby acknowledges, agrees with and represents, warrants and covenants to the Company, as follows:
(a)    The Subscriber has full power and authority to enter into this Agreement, the execution and delivery of which has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the Subscriber, except as may be limited by bankruptcy, reorganization, insolvency, moratorium and similar laws of general application relating to or affecting the enforcement of rights of creditors, and except as enforceability of the obligations hereunder are subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law).

(b)    The execution, delivery and performance of this Agreement by the Subscriber, and the consummation of the transactions contemplated hereby, will not (a) constitute a violation (with or without the giving of notice or lapse of time, or both) of any provision of any law or any judgment, decree, order, regulation or rule of any court, agency or other governmental authority applicable to the Subscriber, (b) require any consent, approval or authorization of, or declaration, filing or registration with, any person, (c) result in a default (with or without the giving of notice or lapse of time, or both) under, acceleration or termination of, or the creation in any party of the right to accelerate, terminate, modify or cancel, any agreement or other restriction, lien, encumbrance, obligation or liability to which the Subscriber is a party or by which it is bound or to which any assets of the Subscriber are subject, or upon any Shares, or (d) if the Subscriber is not an individual, conflict with or result in a breach of or constitute a default under any provision of the articles of organization, bylaws or similar governing document of the Subscriber.
(c)    The Subscriber acknowledges its understanding that the Offering and sale of the Securities is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D promulgated thereunder (“Regulation D”).  In furtherance thereof, the Subscriber represents and warrants to the Company and its affiliates as follows:
(i)    The Subscriber realizes that the basis for the exemption from registration may not be available if, notwithstanding the Subscriber’s representations contained herein, the Subscriber is merely acquiring the Securities for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The Subscriber does not have any such intention.
(ii)    The Subscriber realizes that the basis for exemption would not be available if the Offering is part of a plan or scheme to evade registration provisions of the Securities Act or any applicable state or federal securities laws.
(iii)    The Subscriber is acquiring the Securities solely for the Subscriber’s own beneficial account, for investment purposes, and not with a view towards, or resale in connection with, any distribution of the Securities.
(iv)    The Subscriber has the financial ability to bear the economic risk of the Subscriber’s investment, has adequate means for providing for its current needs and contingencies, and has no need for liquidity with respect to an investment in the Company.
(v)    The Subscriber and the Subscriber’s attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, the “Advisors”) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of a prospective investment in the Securities. If other than an individual, the Subscriber also represents it has not been organized solely for the purpose of acquiring the Securities.

(vi)    The Subscriber (together with its Advisors, if any) has received all documents requested by the Subscriber, if any, has carefully reviewed them and understands the information contained therein, prior to the execution of this Agreement.
(d)    The Subscriber is not relying on the Company or any of its employees, agents, sub-agents or advisors with respect to the legal, tax, economic and related considerations involved in this investment. The Subscriber has relied on the advice of, or has consulted with, only its Advisors.
(e)    The Subscriber has carefully considered the potential risks relating to the Company and a purchase of the Securities, and fully understands that the Securities are a speculative investment that involves a high degree of risk of loss of the Subscriber’s entire investment. Among other things, the Subscriber has carefully considered each of the risks described under the heading “Risk Factors” in the Company’s SEC Filings (as defined below), and any additional disclosures in the nature of Risk Factors described herein.
(f)    The Subscriber will not sell or otherwise transfer any Securities without registration under the Securities Act or an exemption therefrom, and fully understands and agrees that the Subscriber must bear the economic risk of its purchase because, among other reasons, the Securities have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states, or an exemption from such registration is available.  In particular, the Subscriber is aware that the Securities are “restricted securities,” as such term is defined in Rule 144 promulgated under the Securities Act (“Rule 144”), and they may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met. The Subscriber also understands that the Company is under no obligation to register the Securities on behalf of the Subscriber or to assist the Subscriber in complying with any exemption from registration under the Securities Act or applicable state securities laws. The Subscriber understands that any sales or transfers of the Securities are further restricted by state securities laws and the provisions of this Agreement.  The Subscriber understands that the Company may limit further the right to sell or transfer shares by establishing procedures for approval of any such transfer, limiting counsel authorized to review and approve Rule 144 transactions and approving opinion fees, for transfers sought to be permitted under Rule 144, which may result in delays in desired sales or transfers by Subscribers.
(g)    No oral or written representations or warranties have been made, or information furnished, to the Subscriber or its Advisors, if any, by the Company or any of its officers, employees, agents, sub-agents, affiliates, advisors or subsidiaries in connection with the Offering, other than any representations of the Company contained herein, and in subscribing for the Shares, the Subscriber is not relying upon any representations other than those contained herein.
(h)    The Subscriber’s overall commitment to investments that are not readily marketable is not disproportionate to the Subscriber’s net worth, and an investment in the Securities will not cause such overall commitment to become excessive.

(i)    The Subscriber understands and agrees that the certificates for the Securities shall bear substantially the following legend until (i) such Securities shall have been registered under the Securities Act and effectively disposed of in accordance with a registration statement that has been declared effective or (ii) in the opinion of counsel for the Company, such Securities may be sold without registration under the Securities Act, as well as any applicable “blue sky” or state securities laws:
THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS.  SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED BY THE ISSUER WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION COVERING SUCH SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.
(j)    Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved the Securities or passed upon or endorsed the merits of the Offering. There is no government or other insurance covering any of the Securities.
(k)    The Subscriber and its Advisors, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the Offering and the business, financial condition, results of operations and prospects of the Company, and all such questions have been answered to the full satisfaction of the Subscriber and its Advisors, if any.
(l)    The Subscriber is unaware of, is in no way relying on, and did not become aware of, the Offering through or as a result of, any form of general solicitation or general advertising, including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or electronic mail over the Internet, in connection with the Offering and is not subscribing for Shares and did not become aware of the Offering through or as a result of any seminar or meeting to which the Subscriber was invited by, or any solicitation of a subscription by, a person not previously known to the Subscriber in connection with investments in securities generally.
(m)    The Subscriber has taken no action that would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Agreement or the transactions contemplated hereby.
(n)    The Subscriber acknowledges that any estimates or forward-looking statements or projections furnished by the Company to the Subscriber were prepared by the management of the Company in good faith, but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by the Company or its management and should not be relied upon.

(o)     (For ERISA plans only) The fiduciary of the ERISA plan (the “Plan”) represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Subscriber or Plan fiduciary (i) is responsible for the decision to invest in the Company; (ii) is independent of the Company and any of its affiliates; (iii) is qualified to make such investment decision; and (iv) in making such decision, the Subscriber or Plan fiduciary has not relied primarily on any advice or recommendation of the Company or any of its affiliates.
(p)    This Agreement is not enforceable by the Subscriber unless it has been accepted by the Company, and the Subscriber acknowledges and agrees that the Company reserves the right to reject any subscription for any reason.
(q)    The Subscriber will indemnify and hold harmless the Company and, where applicable, its directors, officers, employees, agents, advisors, affiliates and shareholders, and each other person, if any, who controls any of the foregoing from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) (a “Loss”) arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or therein; provided, however, that the Subscriber shall not be liable for any Loss that in the aggregate exceeds the Subscriber’s Aggregate Purchase Price tendered hereunder.
(r)    The Subscriber is, and on each date on which the Subscriber continues to own restricted Securities from the Offering will be, an “Accredited Investor” as defined in Rule 501(a) under the Securities Act.
(s)    The Subscriber, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the Offering, and has so evaluated the merits and risks of such investment. The Subscriber has not authorized any person or entity to act as its Purchaser Representative (as that term is defined in Regulation D of the General Rules and Regulations under the Securities Act) in connection with the Offering. The Subscriber is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

4.	THE COMPANY’S REPRESENTATIONS, WARRANTIES AND COVENANTS
The Company hereby acknowledges, agrees with and represents, warrants and covenants to the Subscriber, as follows:
(a)    Organization and Qualification.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware.  The Company is duly qualified to do business, and is in good standing in the states required due to (a) the ownership or lease of real or personal property for use in the operation of the Company's business or (b) the nature of the business conducted by the Company.  The Company has all requisite power, right and authority to own, operate and lease its properties and assets, to carry on its business as now conducted, to execute, deliver and perform its obligations under this Agreement, and to carry out the transactions contemplated hereby.  All actions on the part of the Company and its officers and directors necessary for the authorization, execution, delivery and performance of this Agreement, the consummation of the transactions contemplated hereby, and the performance of all of the Company's obligations under this Agreement have been taken or will be taken prior to the Closing.  This Agreement has been duly executed and delivered by the Company, and this Agreement is a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.
(b)    Issuance of Securities.  The Securities to be issued to the Subscriber pursuant to this Agreement, when issued and delivered in accordance with the terms of this Agreement, will be duly and validly issued and will be fully paid and non-assessable.
(c)    Authorization; Enforcement.  The execution, delivery and performance of this Agreement by the Company, and the consummation of the transactions contemplated hereby, will not (a) constitute a violation (with or without the giving of notice or lapse of time, or both) of any provision of any law or any judgment, decree, order, regulation or rule of any court, agency or other governmental authority applicable to the Company, (b) require any consent, approval or authorization of, or declaration, filing or registration with, any person, (c) result in a default (with or without the giving of notice or lapse of time, or both) under, acceleration or termination of, or the creation in any party of the right to accelerate, terminate, modify or cancel, any agreement, lease, note or other restriction, encumbrance, obligation or liability to which the Company is a party or by which it is bound or to which any assets of the Company are subject, (d) result in the creation of any lien or encumbrance upon the assets of the Company, or upon any Shares or other securities of the Company, (e) conflict with or result in a breach of or constitute a default under any provision of those certain articles of incorporation or those certain bylaws of the Company, or (f) invalidate or adversely affect any permit, license, authorization or status used in the conduct of the business of the Company.
(d)    SEC Filings. The Company is subject to, and in full compliance with, the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company has made available to each Subscriber through the EDGAR system true and complete copies of each of the Company’s Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K and Current Reports on Form 8-K (collectively, the “SEC Filings”), and all such SEC Filings are incorporated herein by reference.

(e)    Indemnification.  The Company will indemnify and hold harmless the Subscriber and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all Loss arising out of or based upon any representation or warranty of the Company contained herein or in any document furnished by the Company to the Subscriber in connection herewith being untrue in any material respect or any breach or failure by the Company to comply with any covenant or agreement made by the Company to the Subscriber in connection therewith; provided, however, that the Company’s liability shall not exceed the Subscriber’s Aggregate Purchase Price tendered hereunder.
(f)    Private Placements.  Assuming the accuracy of the Subscriber’s representations and warranties set forth in Section 3, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Subscribers as contemplated hereby.
(g)    Investment Company.  The Company is not, and is not an affiliate of, and immediately after receipt of payment for the Shares will not be or be an affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.  The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

5.	OTHER AGREEMENTS OF THE PARTIES
(a)    Furnishing of Information.  As long as any Subscriber owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act.  As long as any Subscriber owns Securities, if the Company is not required to file reports pursuant to the Exchange Act, it will use commercially reasonable efforts to prepare and furnish to the Subscribers and make available in accordance with Rule 144(c) under the Securities Act such information as is required for the Subscribers to sell the Securities under Rule 144.  The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such person to sell such Securities without registration under the Securities Act within the limitation of the exemptions proved by Rule 144 under the Securities Act.
(b)    Securities Laws Disclosure; Publicity.  The Company and each Subscriber shall consult with each other in issuing any press releases with respect to the transactions contemplated hereby, and no Subscriber shall issue any such press release or otherwise make any such public statement without the prior consent of the Company.  Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Subscriber, or include the name of any Subscriber in any filing with the SEC or any regulatory agency, without the prior written consent of such Subscriber, except to the extent such disclosure is required by law or applicable rule or regulation (including any regulation of a self regulatory authority).

(c)    Integration.  The Company shall not, and shall use its best efforts to ensure that no affiliate of the Company shall, after the date hereof, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Subscribers.
(d)    Reservation of Securities.  The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to this Agreement in such amount as may be required to fulfill its obligations in full under this Agreement.  In the event that at any time the then authorized shares of Common Stock are insufficient for the Company to satisfy its obligations in full under this Agreement, the Company shall promptly take such actions as may be required to increase the number of authorized shares.
(e)    Use of Proceeds.  The Company anticipates using the gross proceeds from the Offering for general working capital needs of the Company and potential acquisitions.

6.	CONDITIONS TO ACCEPTANCE OF SUBSCRIPTION
The Company’s right to accept the subscription of the Subscriber is conditioned upon satisfaction of the following conditions precedent on or before the date the Company accepts such subscription:
(a)    As of the Closing, no legal action, suit or proceeding shall be pending that seeks to restrain or prohibit the transactions contemplated by this Agreement.
(b)    The representations and warranties of the Company contained in this Agreement shall have been true and correct in all material respects on the date of this Agreement and shall be true and correct as of the Closing as if made on the Closing Date.

7.	MISCELLANEOUS PROVISIONS
(a)    All parties hereto have been represented by counsel, and no inference shall be drawn in favor of or against any party by virtue of the fact that such party’s counsel was or was not the principal draftsman of this Agreement.
(b)    Each of the parties hereto shall be responsible to pay the costs and expenses of its own legal counsel in connection with the preparation and review of this Agreement and related documentation.
(c)    Neither this Agreement, nor any provisions hereof, shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, discharge or termination is sought.
(d)    The representations, warranties and agreement of the Subscriber and the Company made in this Agreement shall survive the execution and delivery of this Agreement and the delivery of the Securities.

(e)    Any party may send any notice, request, demand, claim or other communication hereunder to the Subscriber at the address set forth on the signature page of this Agreement or to the Company at its primary office (including personal delivery, expedited courier, messenger service, fax, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication will be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other parties written notice in the manner herein set forth.
(f)    Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of, the parties to this Agreement and their heirs, executors, administrators, successors, legal representatives and assigns.  If the Subscriber is more than one person or entity, the obligation of the Subscriber shall be joint and several and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by, and be binding upon, each such person or entity and its heirs, executors, administrators, successors, legal representatives and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.
(g)    This Agreement is not transferable or assignable by the Subscriber.
(h)    This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of law principles.
(i)    The Company and the Subscriber hereby agree that any dispute that may arise between them arising out of or in connection with this Agreement shall be adjudicated before a court located in the City of New York, Borough of Manhattan, and they hereby submit to the exclusive jurisdiction of the federal and state courts of the State of New York located in the City of New York, Borough of Manhattan with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Agreement or any acts or omissions relating to the sale of the securities hereunder, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, postage prepaid, in care of the address set forth herein or such other address as either party shall furnish in writing to the other.
(j)    WAIVER OF JURY TRIAL.  IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.
(k)    This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
[Signature Pages Follow]

IN WITNESS WHEREOF, the Subscriber has executed this Agreement on the ____ day of _____, 2014.

    Name

Annex I

ALL SUBSCRIBERS MUST COMPLETE THIS PAGE

x $2.00 for each Share =
Shares subscribed for		Aggregate Purchase Price

Manner in which Title is to be held (Please Check One):

1.	___	Individual	7.	___	Trust/Estate/Pension or Profit sharing Plan Date Opened:______________
2.	___	Joint Tenants with Right of Survivorship	8.	___	As a Custodian for ________________________________ Under the Uniform Gift to Minors Act of the State of ________________________________
3.	___	Community Property	9.	___	Married with Separate Property
4.	___	Tenants in Common	10.	___	Keogh
5.	___	Corporation/Partnership/ Limited Liability Company	11.	___	Tenants by the Entirety
6.	___	IRA

2

Annex II

COMPANY WIRE INFORMATION
Account Name:
Account Number:
Representative Name:
Representative Phone Number:
Address:
City, State, Zip:
SUBSCRIBER WIRE INFORMATION
Account Name:
Account Number:
Representative Name:
Representative Phone Number:
Address:
City, State, Zip:

ALTERNATIVE DISTRIBUTION INFORMATION
To direct distribution to a party other than the registered owner, complete the information below. YOU MUST COMPLETE THIS SECTION IF THIS IS AN IRA INVESTMENT.
Name of Firm (Bank, Brokerage, Custodian):
Account Name:
Account Number:
Representative Name:
Representative Phone Number:
Address:
City, State, Zip:

EXECUTION BY NATURAL PERSONS

_____________________________________________________________________________ Exact Name in Which Title is to be Held
_________________________________ Name (Please Print)	_________________________________ Name of Additional Purchaser
_________________________________ Residence: Number and Street	_________________________________ Address of Additional Purchaser
_________________________________ City, State and Zip Code	_________________________________ City, State and Zip Code
_________________________________ Social Security Number	_________________________________ Social Security Number
_________________________________ Telephone Number	_________________________________ Telephone Number
_________________________________ Fax Number (if available)	_________________________________ Fax Number (if available)
_________________________________ E-Mail (if available)	_________________________________ E-Mail (if available)
_________________________________ (Signature)	_________________________________ (Signature of Additional Purchaser)
ACCEPTED this ___ day of _________ 2014, on behalf of the Company.
By: _________________________________ Name: Title:

EXECUTION BY SUBSCRIBER WHICH IS AN ENTITY
(Corporation, Partnership, LLC, Trust, Etc.)

_____________________________________________________________________________ Name of Entity (Please Print)
Date of Incorporation or Organization:
State of Principal Office:
Federal Taxpayer Identification Number:
____________________________________________ Office Address
____________________________________________ City, State and Zip Code
____________________________________________ Telephone Number
____________________________________________ Fax Number (if available)
____________________________________________ E-Mail (if available)
By: _________________________________ Name: Title:
[seal] Attest:______________________________________________________________________ (If Entity is a Corporation) ____________________________________ Address
ACCEPTED this ____ day of __________ 2014, on behalf of the Company.
By: _________________________________ Name: Title:

INVESTOR QUESTIONNAIRE
Instructions:  Check all boxes below which correctly describe you.

☐
You are (i) a bank, as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), (ii) a savings and loan association or other institution, as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in an individual or fiduciary capacity, (iii) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (iv) an insurance company as defined in Section 2(13) of the Securities Act, (v) an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), (vi) a business development company as defined in Section 2(a)(48) of the Investment Company Act, (vii) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958, as amended, (viii) a plan established and maintained by a state, its political subdivisions, or an agency or instrumentality of a state or its political subdivisions, for the benefit of its employees and you have total assets in excess of $5,000,000, or (ix) an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and (1) the decision that you shall subscribe for and purchase shares of common stock (the “Shares”), is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or (2) you have total assets in excess of $5,000,000 and the decision that you shall subscribe for and purchase the Shares is made solely by persons or entities that are accredited investors, as defined in Rule 501 of Regulation D promulgated under the Securities Act (“Regulation D”) or (3) you are a self-directed plan and the decision that you shall subscribe for and purchase the Shares is made solely by persons or entities that are accredited investors.

☐	You are a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

☐
You are an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), a corporation, Massachusetts or similar business trust or a partnership, in each case not formed for the specific purpose of making an investment in the Shares and its underlying securities in excess of $5,000,000.

☐	You are a director or executive officer of the Company.

☐	You are a natural person whose individual net worth, or joint net worth with your spouse, exceeds $1,000,000 (excluding residence) at the time of your subscription for and purchase of the Shares.

☐
You are a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with your spouse in excess of $300,000 in each of the two most recent years, and who has a reasonable expectation of reaching the same income level in the current year.

☐
You are a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares and whose subscription for and purchase of the Shares is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D.

☐	You are an entity in which all of the equity owners are persons or entities described in one of the preceding paragraphs.

Are you associated with a FINRA Member Firm? ☐ Yes ☐ No
Your initials are required for each item below:

____ ____	I understand that this investment is not guaranteed.

____ ____	I am aware that this investment is not liquid.

____ ____	I am sophisticated in financial and business affairs and am able to evaluate the risks and merits of an investment in this offering.

____ ____
I confirm that this investment is considered “high risk.” (This type of investment is considered high risk due to the inherent risks including lack of liquidity and lack of diversification.  Success or failure of private placements such as this is dependent on the corporate issuer of these securities and is outside the control of the investors. While potential loss is limited to the amount invested, such loss is possible.)

The Subscriber hereby represents and warrants that all of its answers to this Investor Questionnaire are true as of the date of its execution of the Subscription Agreement pursuant to which it purchased the Shares.

___________________________________
Name of Purchaser  [please print]

___________________________________
Signature of Purchaser (Entities please
provide signature of Purchaser’s duly
authorized signatory.)

___________________________________
Name of Signatory (Entities only)

___________________________________
Title of Signatory (Entities only)